UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) 09/02/2005
NATIONAL ATLANTIC HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

New Jersey	000-51127	22-3316586

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Paragon Way, Freehold, New Jersey	07728

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (732) 665-1100
 N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: LETTER

Item 8.01	OTHER EVENTS.
On September 2, 2005, the Peer Review Committee of National Atlantic’s subsidiary, Proformance Insurance Company, sent a letter to its Partner Agents regarding the requirement to maintain a $50,000 share ownership position in the Company.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
Exhibit 99.1	Letter sent to Partner Agents on 09/02/2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Atlantic Holdings Corporation
(Registrant)
Date 09/07/2005
	By	/s/ Frank J. Prudente
Frank J. Prudente
Executive Vice President- Corporate Finance and Treasurer